UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 6, 2010
Date of Report (Date of earliest event reported)

1st NRG, Corp.
(Exact name of Registrant as specified in its Charter)

            Delaware                                         0-2660                                    22-3386947
_____________________________________________________________________________________________________________________________________________________________________________________
(State or other jurisdiction           (Commission File No.)                   (IRS Employer
     of incorporation)                                                                           Identification No.)

1730 LaBounty Rd.#213, Ferndale, WA 98248
(Address of principal executive offices) (Zip Code)

877-840-2053
(Registrants telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Section 8 Other Events

Item 8.01 Other Events

On January 6, 2010 1st NRG, Corp., subject to financing, announced that it has entered into an agreement to purchase all the outstanding stock of Cedar Resources Corporation.

Further details are described in the press release issued by the registrant on January 6, 2010, and furnished as Exhibit 99.1 hereto and incorporated herein by reference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1st NRG, Corp.

/s/ Kevin Norris
__________________________
Kevin Norris, CEO

Date: January 11, 2010

EXHIBIT INDEX

Exhibit No.
Exhibit 99.1	Press Release dated January 6, 2010

Exhibit 99.1

1st NRG Corporation Enters Into Agreement to Purchase Cedar Resources Corporation

6 January 2010 7:30 AM

DENVER, Jan. 6, 2010 (GLOBE NEWSWIRE) -- 1st NRG Corporation (OTCBB:FNRC) announced today that it has entered into an agreement to purchase all the outstanding stock of Cedar Resources Corporation.

The terms of the agreement call for 1st NRG to pay a total of $1.5 million for Cedar Resources, a private E&P company founded in 2004 with coal bed methane assets (CBM) located in the Powder River Basin of Wyoming. 1st NRG will pay $1.1 million in cash and $400,000 in stock. The agreement is subject to 1st NRG's ability to obtain financing for the transaction and is scheduled to close on April 1, 2010 with an effective date of January 1, 2010.

Cedar Resources operates a CBM field comprised of 6,480 acres in the prolific Powder River Basin in north east Wyoming. Cedar owns an average 1.42% working interest in 36 producing wells and 51.66%, in an additional well that has been drilled, completed and is awaiting pipeline connection. Cedar Resources will continue to operate and develop the field as a wholly owned subsidiary of 1st NRG.

At a total depth of approximately 1,500 feet the wells have encountered coal seams which include the Smith (both upper & lower coal), Wyodak/Anderson, Canyon, Cook, Wall, Werner and Gates coals. Wire line logs of the producing wells demonstrate coal thickness ranging between 150 - 200 feet. Pursuant to approvals by the Wyoming Oil & Gas Commission, Cedar comingles gas produced from the Smith and Wyodak coals, leaving significant behind pipe reserves. At current prices the Company estimates Cedar's total 3P reserves to be 4.7 Bcf (billion cubic feet) which include total proved (1P) reserves of 1.7 Bcf net to the Cedar interest.

Future development plans call for drilling and completion of an additional 18 fully permitted drill sites where Cedar holds an average 1.42% working interest and 3 additional locations where Cedar holds a 51.66% working interest. There are also 8 additional locations in which Cedar holds a 33.33% working interest that are covered by permit applications expected to be approved in the second quarter of 2010. The field is relatively young, current production from the field is approximately 1,800 MCF (thousand cubic feet) gross per day. Cedar is presently cash flow positive, projecting positive cash flows from operations of $200,000 for the fiscal year ended December 31, 2009. In addition to the sale of its equity gas the company generates approximately $24,000/month in COPAS operating overhead fees from the field.

Management Comments

Mr. Kevin Norris, the Company's CEO, said, "This Agreement is another step in our corporate development. The acquisition of Cedar Resources and our ability to operate opens up a number of opportunities for further acquisition. We will continue to focus on making acquisitions in known, prolific coal bed methane basins that have current production and cash flow along with a significant component of low risk development potential. These types of acquisitions are immediately accretive to our shareholders and provide a solid foundation for the future growth of 1st NRG."

About 1st NRG

1st NRG is a natural gas and oil exploration and production company headquartered in Ferndale, Washington. The focus of the Company is to acquire oil and gas assets with a focus on coal bed methane.

Forward-Looking Statement

This Press Release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. A statement identified by the words "expects," "projects," "plans," "feels," "anticipates" and certain of the other foregoing statements may be deemed "forward-looking statements." Although 1st NRG believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this press release. These include risks inherent in the drilling of oil and natural gas wells, including risks of fire, explosion, blowout, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks inherent in oil and natural gas drilling and production activities, which may temporarily or permanently reduce production or cause initial production or test results to not be indicative of future well performance or delay the timing of sales or completion of drilling operations; risks with respect to oil and natural gas prices, a material decline in production which could cause the Company to delay or suspend planned drilling operations or reduce production levels; and risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in oil and gas prices and other risk factors. In addition, please note that statements relating to "reserves" or "resources" are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves and resources described can be profitably produced in the future. Such statements represent the Company's internal projections, estimates or beliefs concerning, among other things, an outlook on the estimated amounts and timing of capital expenditures, anticipated future debt levels and incentive fees or revenues or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. The Company's complete filings with the Securities and Exchange Commission are available at http://www.sec.gov.

CONTACT:

1st NRG Corporation

Investor Contact:

Brad Holmes

(713)304-6962

b_holmes@att.net

GlobeNewswire, Inc.2010